Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (the "Agreement") is made as of the 7th day of October, 2003 between ULTRALIFE BATTERIES, INC., a Delaware corporation (the "Company") and ______________, a _____________________ (the "Purchaser").

                                    Recitals

      The Company desires to issue and sell, and the Purchaser desires to buy, shares of the Common Stock, $0.10 par value (the "Common Stock") of the Company on the terms and conditions set forth in this Agreement. The Company has authorized the sale of 200,000 shares of its Common Stock in a private placement at a price of $12.50 per share to raise $2,500,000 of working capital, the net proceeds of which the Company intends to use to fund a purchase of securities issued by Ultralife Taiwan, Inc., and anticipates closing the sale of the Common Stock upon the execution and delivery of this Agreement.

      The Company and the Purchaser acknowledge that, in addition to the Purchaser, there will be others who will be subscribing for shares of the Company's Common Stock and that there will be a simultaneous closing of all subscriptions.

      In consideration of the covenants and conditions set forth in this Agreement, the parties agree as follows:

      1. Sale of Shares. The Company agrees to sell, transfer and assign to the Purchaser and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchaser agrees to purchase _______ newly issued shares of Common Stock or shares issued from the Company's treasury (the "Shares") at a purchase price of $12.50 per share for an aggregate purchase price of $_______ (the "Purchase Price").

      2. Closing. The closing of the purchase and sale of the Shares (the "Closing") shall be held concurrently with the execution and delivery of this Agreement at the offices of the Company, or at such other time and place or in such other manner as the Company and the Purchaser may agree. At the Closing, upon receipt of the Purchase Price for the Shares by wire transfer to the Company's account, the Company shall authorize its transfer agent to issue to the Purchaser a certificate representing the Shares bearing the legend required by Section 7 of this Agreement. Within ten (10) business days of the Closing, the Company will cause to be delivered to the Purchaser a certificate representing the Shares.

      3. Representations of the Company. The Company represents, warrants and agrees as follows:

            (a) Neither the execution nor delivery by the Company of this Agreement will conflict with or violate any provision of the Articles of Incorporation, Bylaws or any agreement to which the Company is a party.

            (b) The Shares, when issued, sold, delivered and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

            (c) The sale and issuance of the Shares in accordance with the terms of and on the basis of the representations and warranties set forth in this Agreement, will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").


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            (d) This Agreement has been duly executed and delivered by the
Company and is enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, marshalling or similar laws affecting creditors' rights and remedies generally, and general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law). Except for any notice of issuance to or listing of additional shares with NASDAQ, if required, all consents, approvals, orders or authorizations of, or registrations, qualifications, designations or filings with any federal or state governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein have been obtained and are effective.

      4. Representations of the Purchaser. The Purchaser represents, warrants and agrees as follows:

            (a) It is the Purchaser's present intention to acquire the Shares hereunder for the Purchaser's own account as principal and the Shares are being and will be acquired for the purpose of investment and not with a view to distribution or resale except in accordance with the provisions of a registration statement declared effective by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act").

            (b) The Purchaser has such knowledge and experience in business and financial matters that the Purchaser is capable of evaluating the merits and risks of the investment contemplated hereby.

            (c) The Purchaser has full power and authority to execute, deliver and perform this Agreement and to make this Agreement the valid and enforceable obligation of the Purchaser.

            (d) The Purchaser understands that the Shares will be "restricted securities" as that term is defined in Rule 144 under the Act and that the Shares may only be resold in compliance with applicable federal and state securities laws.

            (e) The Purchaser's domicile is located at the Purchaser's address set forth on the signature page hereto.

            (f) The Purchaser is an "Accredited Investor" as defined in Rule 501(a) of the Act, a copy of which is set forth on Exhibit A to this Agreement, and the Purchaser has certified to the Company the basis for that Purchaser's Accredited Investor status by checking the appropriate category on Exhibit A and signing and dating that Exhibit.

            (g) The Purchaser has no contract, understanding, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Shares the Purchaser hereby purchases (in whole or in part) and that the Purchaser has no present plans to enter into any such contract, undertaking, agreement or arrangement.

            (h) The Purchaser will provide, if requested, any additional information that may be requested or required to determine the Purchaser's eligibility to purchase the Shares.

            (i) The Purchaser acknowledges that the Purchaser's representations, warranties, acknowledgements and agreements in this Agreement will be relied upon by the Company in determining the Purchaser's suitability as a purchaser of the Shares.

            (j) The Purchaser has not retained a broker or finder in connection with the Purchaser's purchase of the Shares and to the Purchaser's knowledge there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser other than Richard Hansen and William Gomez, who shall share in the fee to be paid by the Company to Richard Hansen.

      5. Company Information. The Purchaser and the Company agree that each is capable of evaluating the merits and risks of the purchase and sale, respectively, of the Shares hereunder. The Purchaser acknowledges that it has reviewed the Company's (i) Annual Report on Form 10-K for the transition period ended December 31, 2002 (the "Transition Report"), as filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) Proxy Statement for its 2003 Annual Meeting of Shareholders; (iii) Quarterly Reports on Form 10-Q, as amended, for the fiscal quarters ended March 29, 2003 and June 28, 2003 as filed with the SEC pursuant to the Exchange Act; and (iv) all other reports filed with the SEC since June 28, 2003. Since June 28,


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2003, the Company has filed with the SEC all reports, documents, definitive proxy statements and all other filings required to be filed with the SEC. The Purchaser further acknowledges that it has reviewed the Risk Factors of the Company set forth in the Transition Report and the additional Risk Factors set forth on Exhibit B to this Agreement. The Purchaser further acknowledges that it has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares that have been requested by the Purchaser. The Purchaser further acknowledges that it has been afforded the opportunity to meet with and ask questions of senior officers of the Company concerning the Company's business, finance and operations, including in particular the Company's business, finances and operations since June 28, 2003.

      6. Registration Rights. Within thirty (30) days of the date of Closing, the Company shall use its best efforts to prepare and file with the SEC a resale registration statement (the "Registration Statement") on Form S-3 covering the Shares (including any shares of the Company's Common Stock issued as, or issuable upon the conversion or exercise of any warrant, right or other security which is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares), provided that Form S-3 is available to the Company for such purpose. The Company shall take all actions necessary or desirable to qualify to use Form S-3 for the registration of the resale of the Shares. The Company shall be required to file only one Registration Statement. The Purchaser and the Company agree that promptly after the Closing, they shall enter into a separate Registration Rights Agreement consistent with the provisions of this Section 6, which Registration Rights Agreement shall contain customary representations and warranties and provisions regarding indemnification and contribution.

      7. Legend. The Purchaser understands and acknowledges that the certificates evidencing the Shares will bear the following legend: "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT; (II) IN COMPLIANCE WITH RULE 144; OR (III) AFTER RECEIPT OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ULTRALIFE BATTERIES, INC. THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION."

      8. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original but all of which will be deemed one instrument.

      9. Expenses and Taxes. The Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution, delivery and performance of this Agreement and any other instruments and documents to be delivered hereunder and agrees to save the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and filing fees.

      10. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other instrument or document delivered in connection herewith shall survive the execution and delivery hereof.

      11. Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understandings or agreements concerning the subject matter hereof.

      12. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

      13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions of specific performance to the extent permitted by law.

      14. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of the Agreement for any other purpose.


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      15. Amendments and Waivers. This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by both parties that specifically refers to this Agreement. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision of this Agreement on the part of such other party to be performed or complied with. The waiver by a party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach. Any amended or waiver effected in accordance with this
Section 15 shall be binding upon each party and its permitted assigns.

              [THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ULTRALIFE BATTERIES, INC.

By:___________________________________________

Name:
Title:

THE PURCHASER: _______________________________
                         Print Name

______________________________________________
                  Signature

Address: _____________________________________

______________________________________________

______________________________________________

Social Security Number or
Employment Identification Number: ____________


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                                    EXHIBIT A

            Section 501(a) of the Securities Act of 1933, as amended:

"As used in Regulation D (17 CFR ss.ss. 230.501-230.508), the following terms shall have the meaning indicated:

      (a) Accredited investor. "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

            (1) Any bank as defined in section 3(a)(2) of the [Securities Act of 1933, as amended (the "Act")], or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

            (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

            (3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

            (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

            (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

            (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

            (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss. 230.506(b)(2)(ii); and

            (8) Any entity in which all of the equity owners are accredited investors."

The undersigned Purchaser hereby certifies to the Company that the Purchaser is an "Accredited Investor" on the basis of the box checked above.

                                               PURCHASER

Date: __________________________               _________________________________
                                                          Print Name

                                               _________________________________
                                                          Signature


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                                                                       EXHIBIT B

                                  RISK FACTORS

Please carefully consider all information provided by the Company. In particular, the Risk Factors set forth in the Company's Transition Report and the following factors could cause actual results to differ materially from the matters described in the forward-looking statements, with material and adverse effects on the Company's business, operating results, financial condition and the value of Ultralife Batteries, Inc. stock.

Risks Related to Company's Ability to Finance Ongoing Operations and Projected Growth

      While the Company believes that its revenue growth projections and its ongoing cost controls will allow it to continue to generate cash and achieve profitability, there is no assurance that the Company will be able to be successful. The Company's future cash flows from operations, combined with its accessibility to cash and credit, may not be sufficient to allow the Company to finance ongoing operations or to make required investments for future growth. The Company may need to seek additional credit or access capital markets for additional funds. There is no assurance that the Company would be successful in this regard.

Risks Related to Ability to Staff Adequately

      As the Company has added equipment to increase production capacity, so has it increased its number of employees. The ability of the Company to continue increased production levels depends on its ability to attract, hire and retain a sufficient number of employees at its Newark, New York production facility. While the Company has retained the services of an employment agency to assist in this endeavor, there is no assurance that the Company will be able to adequately staff its Newark production facility. The inability to staff adequately would have a material adverse effect on the Company's business, financial condition and results of operations.

Dependence on Timely Delivery of Quality Products from Suppliers

      The Company relies upon its suppliers and vendors to provide quality materials, components and equipment for its use in production. The Company's ability to meet demand for its product and to maintain adequate production schedules for the manufacture of cells and batteries is vital for its continued success. In the event one or more of these suppliers or vendors is significantly late in meeting its delivery schedule to the Company, or if one or more demonstrates a serious inability to consistently supply quality goods, the Company may fall behind in its production schedule which could, in turn, result in late deliveries to its customers. Continued or habitual late deliveries to customers could lead to the cancellation of orders and/or loss of customers, either of which could have a material adverse effect on the Company's business.

Risks Related to Investment in Ultralife Taiwan, Inc.

      The Company intends to use the net proceeds of the private placement contemplated by the Stock Purchase Agreement to which this Exhibit B is attached to fund a short-term loan and ultimate purchase of securities issued by Ultralife Taiwan, Inc. The terms and conditions of that transaction have not yet been finalized. Because of the precarious financial condition of Ultralife Taiwan, the Company may not be able to recover or realize any gain on its investment which could adversely affect the financial condition of the Company and the market value of its Common Stock.


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